Exhibit 10.8

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange

Commission.

FIRST AMENDMENT

TO HARRIS/HSC LICENSE AGREEMENT

This First Amendment to Harris/HSC License Agreement between Restoration Robotics, Inc., James A. Harris, MD and HSC Development LLC (the “First Amendment to License Agreement”) is made effective as of January 5, 2009 (the “Effective Date of the First Amendment to License Agreement”).

RECITALS

Restoration Robotics, Inc. (“Restoration”), James A. Harris, MD (“Harris”), and HSC Development LLC (“HSC”), have entered into a License Agreement dated as of July 25, 2006 (the “License Agreement”).

Restoration and Harris have entered into a consulting agreement dated July 25, 2006 (the “Consulting Agreement”) that was first amended effective as of November 3, 2008 and is being concurrently amended by the Second Amendment effective as of the Effective Date of this First Amendment to License Agreement (cumulatively the “Amended Consulting Agreement”).

The Restoration, HSC, and Harris each desire to modify and extend the term of the License Agreement to be consistent with the Amended Consulting Agreement and to accurately reflect their current business relationships.

AMENDMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other consideration contained herein and in the Amended Consulting Agreement, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Modification of License Agreement. Restoration, HSC and Harris each agree to modify the License Agreement as follows:

Subsection 1.2 “Field of Use”

Definition of the “Field of Use” is replaced with the following:

“1.2 “Field of Use” means the research, design, development, manufacturing and commercialization of products, devices, methods and technologies for performing hair removal and implantation (including transplantation) procedures using a computer controlled (e.g., robotic) system in’ which a needle or other device carried on a mechanized arm is oriented to a follicular unit for extraction of same, or to an implant site for implantation of a follicular unit, or some combination thereof. For purposes of clarity, the Field of Use does not include devices or methods using [***], such as by [***] (e.g., [***].)”

Subsection 1.4 “Licensed Patents”

Definition of the “Licensed Patents” is replaced with the following:

“1.4. “Licensed Patents” means (i) any patents and patent applications naming Harris as an inventor and filed at any time on or before July 25, 2006, and (ii) any patents and patent applications naming Harris as an inventor and filed after July 25, 2006 during the term of the Amended Consulting Agreement or [***], whichever is [***], and as well as (iii) all foreign counterparts thereto, and (iv) any U.S. or foreign, substitute, continuation, continuation-in-part, divisional reexamination, or reissue thereof. Without any limitation on the foregoing, the Licensed Patents include, but are not limited to, [***], as well as any patents and patent applications claiming priority thereto or to [***]. Licensed Patents shall not include any patents and patent applications that Harris has assigned [***] to Restoration under the Amended Consulting Agreement. As between Harris and Restoration, any such patents and patent applications assigned [***] to Restoration are owned by Restoration and are not subject to any terms or restrictions of this License Agreement.”

Section 5.0 Conversion to Non-Exclusive.

The term of the License Agreement has been extended and Section 5.0 has been replaced with the following:

“5.0 [***].

5.1 [***]. If, by [***] has [***], the [***] will [***], and [***]. It is not required under this Section 5.0 that [***].”

No Further Amendments. Except as expressly set forth in this First Amendment, the License Agreement shall remain unmodified and in full force and effect. In the event of any conflict, ambiguity or inconsistency between the terms and provisions of this First Amendment and the terms and provisions of the License Agreement, the terms and provisions of this Amendment shall govern and control.

Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be considered an original and all of which shall constitute one and the same instrument.

Advice of Counsel. EACH PARTY ACKNOWLEDGED THAT, IN EXECUTING THIS FIRST AMENDMENT TO THE LICENSE AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS FIRST AMENDMENT TO THE LICENSE AGREEMENT. THIS FIRST AMENDMENT TO THE LICENSE AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this First Amendment as of the date first above written.

RESTORATION ROBOTICS, INC.	HARRIS

By: /s/ Jim McCollum	By: /s/ James Harris, M.D.
Name: Jim McCollum	Name: James Harris, M.D.
Title: CEO

HSC DEVELOPMENT, L.L.C.

By: /s/ James Harris, M.D.
Name: James Harris, M.D.
Title: President

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